EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350.

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Kenneth Sim, M.D., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Apollo Medical Holdings, Inc. for the quarter ended June 30, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Apollo Medical Holdings, Inc.

Date:	August 7, 2020	/s/ Kenneth Sim
Kenneth Sim Executive Chairman and Co-Chief Executive Officer (Principal Executive Officer)
I, Thomas Lam, M.D., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Apollo Medical Holdings, Inc. for the quarter ended June 30, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Apollo Medical Holdings, Inc.

Date:	August 7, 2020	/s/ Thomas Lam
Thomas Lam Co-Chief Executive Officer and President (Principal Executive Officer)
I, Eric Chin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Apollo Medical Holdings, Inc. for the quarter ended June 30, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Apollo Medical Holdings, Inc.

Date:	August 7, 2020	/s/ Eric Chin
Eric Chin Chief Financial Officer and Interim Co-Chief Operating Officer (Principal Financial Officer)